UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549






                         Form 8-K/A



              AMENDMENT NO. 1 TO CURRENT REPORT




           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 9, 1994



                          JWP Inc.



Delaware                   0-2315                  11-2125338
(State of other        (Commission Files         (IRS Employer
jurisdiction of            Number)               Identification
incorporation)                                       Number)






   Six International Drive, Rye Brook, New York 10573-1058
          (Address of principal executive offices)


     Registrant's Telephone number including area code:
                       (914) 935-4000

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        Amendment No. 1 to Current Report on Form 8-K

          The Current Report on Form 8-K filed on
February 22, 1993 (the "Report") relating to JWP Inc., a
Delaware corporation (the "Registrant") is hereby amended by this Amendment No. 1, as indicated below.


          Item 4 of the Report is hereby amended and restated in its entirety as follows:
Item 4.   Changes in Registrant's Certifying Accountant.
     The undersigned Registrant hereby reports (a) a dismissal of its independent accountant at the conclusion of their audit of the Registrant's financial statements for the years ended December 31, 1992, 1991 and 1990 and (b) the engagement of a new independent accountant.

     (a)  Dismissal of Independent Accountant.

          1.   On February 9, 1994, JWP Inc. (the
               "Registrant"), informed Ernst & Young
               ("E & Y"), the independent accountant who was previously engaged as the principal accountant to audit the consolidated financial statements of the Registrant and its subsidiaries, that it will not be reappointed auditors for the year ended December 31, 1993. The Registrant continues to engage E & Y to complete (a) an audit of the Registrant's financial statements for the year ended December 31, 1992 and (b) an audit of the financial statements of the Registrant for the years ended December 31, 1991 and 1990, as such financial statements are expected to be restated.

          2. E & Y has not yet completed its audit of the Registrant's consolidated financial statements for the year ended December 31, 1992. The Registrant expects that E & Y's report on the financial statements for the year ended December 31, 1992 will contain a disclaimer of opinion because of

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               uncertainties as to the Registrant's ability
               to continue as a going concern, the
               Registrant's default under certain of its debt obligations, a class action complaint filed against the Registrant and certain of its directors and officers in January 1993, an investigation by the Securities and Exchange Commission and its Chapter 11 bankruptcy proceeding described under Item 5. In addition, the management of the Registrant is reviewing and expects to restate its financial statements for the years ended December 31, 1991 and 1990 and E & Y will audit such restatements, when they are completed.

          3. The decision to dismiss E & Y was recommended by management and approved by both the Registrant's Audit Committee and Board of
               Directors on February 9, 1994.

          4. During the Registrant's fiscal years ended December 31, 1992 and 1991 and the subsequent period preceding the dismissal of E & Y, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E & Y, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, except for the following:

               During 1993, the Registrant reviewed its previously issued 1991 financial statements for possible restatement. In conjunction with that review, management formed a view that a reserve for certain inventory at a subsidiary was understated at December 31, 1991 by an amount within a range of $4 million and $12 million. E & Y did not believe that the available information supported management's view that an error as defined in APB Opinion No. 20 had occurred pertaining to this item. The matter was resolved to E & Y's satisfaction.

          5. During 1993, in connection with its audit of the Registrant's 1992 financial statements
               E & Y informed the Registrant:

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                                                           -4-

               (A)  of certain material weaknesses or
                    reportable conditions in the internal
                    control structure of the Registrant and
                    two subsidiaries of the Registrant and
                    that such internal controls were
                    inadequate to develop reliable financial statements;

               (B)  of the need to expand significantly the
                    scope of its audit of the Registrant's
                    consolidated financial statements for
                    the year ended December 31, 1992; and

               (C) of the need for the Registrant to review its previously issued financial statements for the years ended
                    December 31, 1991 and 1990 to determine
                    whether such financial statements needed to be restated.

               Further, in connection with its audit of the Registrant's consolidated financial statements for the year ended December 31, 1992 and in consideration of whether the Registrant's financial statements for the years ended December 31, 1991 and 1990 required restatement, E & Y raised questions about the representations of Registrant's prior management. The matter was discussed with the Audit Committee. E & Y is continuing its audit of Registrant's financial statements for the year ended December 31, 1992, as well as its audit of the Registrant's financial statements for the years ended December 31, 1991 and 1990 which are expected to be restated. E & Y and the Registrant's present management are currently in discussion about the scope of representations to be provided to E & Y related to the Registrant's financial statements for each of the years in the three year period ended December 31, 1992.

          6.   The Registrant has authorized E & Y to
               respond fully to the inquiries of the
               successor accountant concerning the subject matters described above.

     (b)  Engagement of New Independent Accountant.

          7.   On February 9, 1994, the Registrant engaged
               Deloitte & Touche independent accountant
               ("D & T"), as the principal accountant to

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                                                           -5-

               audit the consolidated financial statements of the Registrant and its subsidiaries, as of and for the year ended December 31, 1993.

          8.   In 1992, at the request of the Board of
               Directors of the Registrant, D & T consulted on certain accounting issues.

               Later in 1992, at the request of the Board of Directors of the Registrant, D&T consulted on the Registrant's accounting policies, procedures and controls and on the appropriate application of generally accepted accounting principles to specific transactions.

               In 1993, at the request of the Registrant, D & T provided consulting services with respect to certain accounting matters as to which management requested advice, in order to assist management in evaluating the impact of such matters on its 1992 financial statements and subsequently assisted management relative to earlier periods.

               In 1993, D & T performed certain review
               procedures of the Registrant's interim
               consolidated financial statements for the quarters ended March 31, 1993, June 30, 1993 and September 30, 1993.

               In 1993, at the request of the Jamaica Water
               Supply Company, a subsidiary of the
               Registrant, D & T conducted a special review of such subsidiary's internal control structure, in connection with a Public
               Service Commission rate and regulatory
               proceeding.

               In 1993, at the request of the Registrant, D & T performed audits of certain of the Registrant's retirement and welfare plans.


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                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JWP Inc.


                               By:  /s/ Stephen H. Meyers
                                   Name:  Stephen H. Meyers
                                   Title: Senior Vice
                                          President - Finance